EXHIBIT 10.3
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(Carlyle-XIV)



          SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE



     SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "AMENDMENT") made as of the 20th day of October, 1999, by and between Progress Partners, a New York general partnership ("SELLER") and Paramount Group, Inc., a Delaware corporation ("PARAMOUNT") and 900 Third Avenue, L.P., a New York limited partnership ("Assignee").

     Reference is made to that certain Agreement of Purchase and Sale made as of the 27th day of July, 1999, by and between Seller, as seller, and Paramount, as buyer, as amended by Seller and Paramount pursuant to that certain Amendment to Agreement of Purchase and Sale made as of the 17th day of September, 1999 (collectively, as so amended, the "AGREEMENT"). Paramount and Assignee have entered into that certain Assignment and Assumption of Purchase and Sale Agreement dated as of October 15, 1999 ("Assignment"), pursuant to which Paramount has assigned and Assignee has assumed the rights and obligations of Paramount in accordance with the terms of said instrument. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

     For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereby agree to amend the Agreement as follows:

     1. The parties agree, pursuant to clause (b) of Section 4.1 of the Agreement, that the Closing Date shall be November 2, 1999. The parties also agree to meet at the offices of Willkie Farr & Gallagher to attend to pre-closing matters on the business day immediately preceding the Closing Date.

     2. Paramount and Assignee acknowledge that they have heretofore exercised whatever adjournment rights are available to them under Section
4.1 of the Agreement and that they have no other adjournment rights under such Section 4.1. Nothing herein shall be construed as an exercise of, or waiver or limitation of, Seller's rights to adjourn pursuant to Section 4.1 or any other section of the Agreement, or of Buyer's rights, if any, to adjourn under any section of the Agreement other than Section 4.1.

     3. If, and only if, the Closing Date occurs on November 2, 1999, the parties agree that the items in Section 5.1 shall be apportioned as of
11.59 p.m. on October 31, 1999 and that in lieu of the prorations attributable to November 1, 1999, Paramount and the Assignee shall be obligated to pay Thirty Five Thousand Dollars ($35,000) to Seller on the Closing Date. If the Closing Date occurs after November 2, 1999, the items in Section 5.1 shall be apportioned as originally provided in such
Section 5.1.

     Except as expressly modified hereby, the Agreement remains in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a single instrument. Transmission of an executed copy of this Agreement by facsimile machine shall have the same legal effect as delivery of the executed original copy.

     Nothing herein shall be construed as an admission by Seller that the Assignment is permitted by the Agreement or a waiver of any rights or remedies if it is not.






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


     IN WITNESS WHEREOF, Seller and Buyer have duly executed this Amendment as of the day and year first above written.


SELLER:                                ASSIGNEE:

PROGRESS PARTNERS, a New York          900 THIRD AVENUE, L.P.,
general partnership                    a New York limited
                                       partnership
By:  900 3RD AVENUE ASSOCIATES,
     A General Partner                 By:   900 Third GP, LLC,
                                             general partner

By:  Carlyle Real Estate Limited             By:_________________
     Partnership - XIV, a General Partner    Name:_______________
                                             Title: President

     By:   JMB Realty Corporation
           the Corporate General Partner


           By:   /s/ Andrea Pauls Backman
                 ------------------------------
                 Name:  Andrea Pauls Backman
                 Title: Senior Vice President


By:  Carlyle Real Estate Limited
     Partnership - XV, a General Partner

     By:   JMB Realty Corporation,
           the Corporate General Partner


           By:   /s/ Andrea Pauls Backman
                 ------------------------------
                 Name:  Andrea Pauls Backman
                 Title: Senior Vice President


BUYER:

PARAMOUNT GROUP, INC.
a Delaware Corporation


By:  ______________________
     Name:_________________
     Title:  President